OMNIBUS AMENDMENT TO

SALE OF ACCOUNTS AND SECURITY AGREEMENTS

This Omnibus Amendment to Sale of Accounts and Security Agreements (the “Amendment”) is made this 25th day of April, 2016 by and among:

(i)	Quest Marketing Inc., an Oregon corporation (“Quest Marketing”), Bar Code Specialties, Inc., a California corporation (“Bar Code Specialties”), Quest Solution Inc., a Delaware corporation (“Quest Solution”), Quest Solution Canada Inc., a corporation amalgamated under the Canada Business Corporations Act (“Quest Solution Canada”), and together with Quest Marketing, Bar Code Specialties and Quest Solution, individually and collectively, as the context requires, “Seller”);

(ii)	Viascan Group Inc., a corporation incorporated under the Canada Business Corporations Act, Quest Exchange Ltd., a corporation incorporated under the Canada Business Corporations Act, Étiquettes Uno Inc., a corporation incorporated under the Canada Business Corporations Act (collectively, the “Guarantors”); and

(iii)	Faunus Group International, Inc., a Delaware corporation (“FGI”).

BACKGROUND

A. On December 31, 2014, FGI, Viascan Inc. and Q.Data Inc. (as predecessor entities of Quest Solution Canada) entered into that certain Sale of Accounts and Security Agreement (as amended, modified or otherwise supplemented from time to time, the “Viascan Sale Agreement”) to reflect, among other things, the sale of certain Accounts by such Sellers to FGI.

B. On October 9, 2015, FGI, Quest Marketing, Bar Code Specialties and Quest Solution entered into that certain Sale of Accounts and Security Agreement (as amended, modified or otherwise supplemented from time to time, the “Quest Sale Agreement”, and together with the Viascan Sale Agreement, collectively, the “Sale Agreements” and each individually, a “Sale Agreement”) to reflect, among other things, the sale of certain Accounts by such Sellers to FGI. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Sale Agreements.

C. Sellers have requested and FGI has agreed, subject to the terms and conditions of this Amendment, to amend the Sale Agreements in certain respects.

NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Amendment to Sale Agreements. Upon the Effective Date, the following new definition is hereby added to Section 1.1 of each Sale Agreement in the appropriate alphabetical sequence as follows:

“Omnibus Amendment Date” means April 25, 2016.

2. Amendment to Viascan Sale Agreement. Upon the Effective Date, the following definition contained in Section 1.1 of the Viascan Sale Agreement is hereby amended and restated as follows:

“Facility Amount” means $2,500,000.

3. Amendments to Quest Sale Agreement. Upon the Effective Date, the Quest Sale Agreement shall be amended as follows:

(a) The following definition contained in Section 1.1 of the Quest Sale Agreement is hereby amended and restated as follows:

“Facility Amount” means $7,500,000.

(b) Section 3(h) of the Quest Sale Agreement is hereby amended and restated as follows:

(h) The minimum monthly net funds employed during each contract year hereof shall be no less than $2,500,000; any deficiency will be subject to a Deficiency Assessment.

(c) Section 3(g) of the Quest Sale Agreement is hereby amended and restated as follows:

(g) Seller shall unconditionally pay and FGI shall be entitled to receive a non-refundable monthly collateral management fee equal to 0.40% of the total monthly amount of Purchased Accounts; with such fee charged monthly to Seller’s Reserve Account or if funds are not available therein, payable by Seller on demand.

4. Representations and Warranties of Sellers. Sellers hereby:

(a) reaffirm all representations and warranties made to FGI under the Sale Agreements and all of the other documents and instruments executed in connection therewith (the “Other Documents”) and confirm that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);

(b) reaffirm all of the covenants contained in the Sale Agreements and all of the Other Documents, covenant to abide thereby until all Obligations and other liabilities of Sellers to FGI under the Sale Agreements and all of the Other Documents of whatever nature and whenever incurred, are satisfied and/or released by FGI;

(c) represent and warrant that no Default or Event of Default has occurred under the Sale Agreements or any of the Other Documents; provided, that Sellers make no representation or warranty with respect to the Events of Default set forth in that certain (i) notice of default letter, dated as of March 16, 2016, by FGI to Quest Solution Canada and (ii) notice of default letter, dated as of March 16, 2016, by FGI to Quest, and Sellers acknowledge that notwithstanding the foregoing, FGI expressly reserves all rights and remedies set forth in such letters;

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(d) represent and warrant that they have the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary organizational action and that the officers executing this Amendment on their behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws, or other formation documents, as applicable, or of any contract or agreement to which they are party or by which any of their properties are bound; and

(e) represent and warrant that this Amendment is a legal, valid and binding obligations of Sellers enforceable against them in accordance with its terms.

5. Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective (“Effective Date”) upon FGI’s receipt of the following this Amendment fully executed by Sellers.

6. Payment of Expenses. Pursuant to Section 14 of the Sale Agreements, Sellers shall upon demand of FGI all costs, fees and expenses of FGI in connection with the preparation, negotiation and execution of this Amendment (including reasonable fees, expenses and disbursements of counsel for FGI) and the documents and transactions provided for herein or related hereto.

7. Reaffirmation of Sale Agreements. Except as modified by the terms hereof, all of the terms and conditions of the Sale Agreements, as amended, and all of the Other Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

8. Reaffirmation of Collateral. As security for the payment of all indebtedness and obligations of Sellers to FGI, in addition to the sale of Purchase Accounts, each Seller reconfirms the prior security interest and lien on, upon and to, its Collateral, whether now owned or hereafter acquired, created or arising and wherever located. Each Seller hereby confirms and agrees that all security interests and liens granted to FGI continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens and security interests.

9. Confirmation of Indebtedness. Sellers confirms and acknowledges that as of the close of business on April 25, 2016, the outstanding aggregate Obligations owing by Sellers to FGI under the Sale Agreements, all without any deduction, defense, setoff, claim or counterclaim, of any nature, is in the aggregate principal amount of $1,504,667.19 under the Viascan Sale Agreement and $5,002,378.54 under the Quest Sale Agreement, plus all fees, costs and expenses incurred to date in connection with the Sale Agreements and the Other Documents.

10. Acknowledgment of Guarantors. With respect to the amendments to each Sale Agreement effected by this Amendment, each Guarantor signatory hereto hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty Agreement to the “Transaction Agreement,” “thereunder”, “thereof” or words of like import referring to such Sale Agreement, shall mean and be a reference to the Sale Agreement as amended or modified by this Amendment. Although FGI has informed the Guarantors of the matters set forth above, and the Guarantors have acknowledged the same, each Guarantor understands and agrees that FGI has no duty under the Sale Agreements, the Guaranty Agreement or otherwise to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

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11. Miscellaneous.

(a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Governing Law. This Amendment shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the internal laws of the State of New York, without reference to the rules thereof relating to conflicts of law.

(e) Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

QUEST MARKETING INC.

By:	/s/ Gilles Gaudreault
Name:	Gilles Gaudreault
Title:	CEO

BAR CODE SPECIALTIES, INC.

By:	/s/ Gilles Gaudreault
Name:	Gilles Gaudreault
Title:	CEO

QUEST SOLUTION, INC.

By:	/s/ Gilles Gaudreault
Name:	Gilles Gaudreault
Title:	CEO

VIASCAN GROUP INC.

By:	/s/ Gilles Gaudreault
Name:	Gilles Gaudreault
Title:	Secretary

QUEST EXCHANGE LTD.

By:	/s/ Gilles Gaudreault
Name:	Gilles Gaudreault
Title:	Secretary

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO

SALE OF ACCOUNTS AND SECURITY AGREEMENTS]

QUEST SOLUTION CANADA INC.

By:	/s/ Gilles Gaudreault
Name:	Gilles Gaudreault
Title:	CEO

ÉTIQUETTES UNO INC.

By:	/s/ Gilles Gaudreault
Name:	Gilles Gaudreault
Title:	CEO

Faunus Group International, Inc.

By:	/s/ Joseph Albertelli
Name:	Joseph Albertelli
Title:	Executive Vice President

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO

SALE OF ACCOUNTS AND SECURITY AGREEMENTS]